ARTICLES OF INCORPORATION
                                       OF
                       NICHOLS INSTITUTE FOR ENDOCRINOLOGY

         ONE:  The name of this corporation is

                   NICHOLS INSTITUTE FOR ENDOCRINOLOGY.

         TWO:  The purposes for which this corporation is formed are:

                  (a) To engage primarily in the specific business of analyzing, researching, developing, producing, manufacturing and/or distributing biological materials and/or otherwise providing services and materials required in analysis of biological materials.

                  (b) To manufacture, buy, sell, assemble, distribute, and to otherwise acquire, or to own, hold, use, sell, lease, assign, transfer, exchange, license or otherwise dispose of, and to invest, trade, deal in and with goods, wares, merchandise, building materials, supplies and all other property of every class and description.

                  (c) To purchase, acquire, own, hold, use, lease, either as lessor or lessee, rent, sublet, grant, sell, exchange, subdivide, mortgage, deed in trust, manage, improve, cultivate, develop, maintain, construct, operate, and generally deal in, any and all real estate, improved, or unimproved, stores, office buildings, dwelling houses, boarding houses, apartment houses, hotels, business blocks, garages, warehouses, manufacturing plants, and other buildings of any kind or description, real, personal and mixed, and any interest or right therein, including water and water rights, wheresoever situated, in California, other states of the United States, the District of Columbia, territories of the United States and foreign countries.

                  (d) To purchase, acquire, take, hold, own, use and enjoy, and to sell, lease, transfer, pledge, mortgage, convey, grant, assign or otherwise dispose of, and generally to invest, trade deal in and with oil royalties, mineral rights of all kinds, mineral bearing lands and hydro-carbon products of all kinds, oil, gas and mineral leases, and all rights and interests therein, and. in general, products of the earth and deposits, both subsoil and surface, of every nature and description.

                  (e) To enter into, make, perform and carry out contracts of every kind for any lawful purpose without limit as to amount, with any person, firm, association, or corporation, municipality, county, parish, state, territory, government (foreign and domestic) or other municipal or governmental subdivision.

                  (f) To become a partner (either general or limited or both) and to enter into agreements of partnership with one or more other persons or corporations, for the purpose of carrying on any business whatsoever which this corporation may deem proper or convenient in connection with any of the purposes herein set forth or otherwise, or which may be calculated, directly or indirectly, to promote the interest of this corporation or to enhance the value of its property or business.

                  (g) To acquire, by purchase or otherwise, the goodwill, business, property rights, franchises and assets of every kind, with or without undertaking, either wholly or in part, the liabilities of any person, firm, association or corporation; and to acquire any property or business as a going concern or otherwise (a) by purchase of the assets thereof wholly or in part; (b) by acquisition of the shares or any part thereof; or (c) in any manner; and to pay for the same in cash or in the shares or bonds of other evidences of indebtedness of this corporation, or otherwise; to hold, maintain and operate, or in any manner dispose of the whole or any part of the goodwill, business, rights and property so acquired and to conduct, in any lawful manner, the whole or any part of any business so acquired; and to exercise all the powers necessary or convenient in and about the management of such business.

                  (h) To take, purchase, and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, lease, mortgage, convey in trust, pledge, hypothecate, grant licenses in respect of and otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements, and processes, copyrights, trademarks and trade names, and government, state, territorial, county and municipal grants and concessions of every character which this corporation may deem advantageous in the prosecution of its business or in the maintenance, operation, development or extension of its properties.

                  (i) From time to time to apply for, purchase, acquire by assignment, transfer or otherwise, exercise, carry out, and enjoy any benefit, right, privilege, prerogative or power conferred by, acquired under or granted by any statute, ordinance, order, license, power, authority, franchise, commission, right or privilege which any government or authority or governmental agency or corporation or other public body may be empowered to enact, make or grant; to pay for, aid in, and contribute towards carrying the same into effect; and to appropriate any of this corporation's shares, bonds and/or assets to defray costs, charges and expenses thereof.

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                  (j) To subscribe or cause to be subscribed for, and to take, purchase, and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, distribute and otherwise dispose of, the whole or any part of the shares of the capital stock, bonds, coupons, mortgages, deeds of trust, debentures, securities, obligations, evidences of indebtedness, notes, goodwill, rights, assets and property of any and every kind, or any part thereof, of any other corporation or corporations, association or associations, firm or firms, or person or persons, together with the shares, rights, units or interests in or in respect of any trust estate, now or hereafter existing, and whether created by the laws of the State of California or of any other state, territory or country; and to operate, manage and control such properties, or any of them, either in the name of such other corporation or corporations or in the name of this corporation; and

                  (k) To have and to exercise all the powers conferred by the laws of the State of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be amended.

                  The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers stated in each clause, except where otherwise expressed, be in nowise limited or restricted by any reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes and powers.

         THREE: The County in the State of California where the principal office for the transaction of the business of this corporation is to be located is Los Angeles.

         FOUR: This corporation is authorized to issue an aggregate of Five Thousand (5,000) shares of Common Stock, all of one class. The aggregate par value of said shares shall be Fifty Thousand Dollars ($50,000.00) and the par value of each of said shares shall be Ten Dollars ($10.00).

         FIVE:  The number of directors of this corporation shall be Three (3).

                The names and addresses of the persons who are appointed to act as the first directors of this corporation are:

          Name                                     Address
          ----                                     -------

Albert L. Nichols, M.D.                            2422 Colt Road
                                                   Miraleste, California  90732

Lillian Nichols                                    2422 Colt Road
                                                   Miraleste, California  90732

Albert A. Nichols                                  953 Holly Road
                                                   Inglewood, California

         IN WITNESS WHEREOF, for the purpose of forming this corporation under the laws of the State of California, the undersigned, constituting the incorporators of this corporation, including the persons named hereinabove as the first directors of this corporation, have executed these Articles of Incorporation this 9th day of August, 1971.


                                                     /s/ Albert L. Nichols, M.D.
                                                     ---------------------------
                                                     Albert L. Nichols, M.D.


                                                     /s/ Lillian Nichols
                                                     ---------------------------
                                                      Lillian Nichols


                                                     /s/ Albert A. Nichols
                                                     ---------------------------
                                                     Albert A. Nichols

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF LOS ANGELES   )

         On this 9th day of August, 1971, before me, the undersigned Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared Albert L. Nichols, M. D., known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that (s)he executed the same.

         WITNESS my hand and official seal.


                                                     /s/ Harriet M. Spann
                                                     ---------------------------
                                                            Notary Public



                                                     Harriet M. Spann

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF LOS ANGELES   )

         On this 9th day of August, 1971, before me, the undersigned Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared Lillian Nichols, known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that (s)he executed the same.

         WITNESS my hand and official seal.


                                                     /s/ Harriet M. Spann
                                                     ---------------------------
                                                            Notary Public


                                                     Harriet M. Spann

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF LOS ANGELES   )

         On this 9th day of August, 1971, before me, the undersigned Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared Albert A. Nichols, known to me to be the person whose name is subscribed to the foregoing Articles of Incorporation, and acknowledged to me that (s)he executed the same.

         WITNESS my hand and official seal.


                                                     /s/ Harriet M. Spann
                                                     ---------------------------
                                                            Notary Public

                                                     Harriet M. Spann

                            CERTIFICATE OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                       NICHOLS INSTITUTE FOR ENDOCRINOLOGY
                            A California corporation


         Albert L. Nichols, M.D. and Albert A. Nichols certify:

         1. That they are the President and Secretary, respectively, of Nichols Institute for Endrocrinology, a California corporation (the "Corporation"),

         2. That the By-Laws of the Corporation authorize the Directors to adopt, by unanimous written consent without a meeting, resolutions amending the Articles of Incorporation; and, therefore, by unanimous written consent without a meeting, the Directors did adopt the following resolutions amending the Articles of Incorporation:

              WHEREAS, Article Four of the Articles of Incorporation of this Corporation presently authorizes Five Thousand (5,000) shares of Common Stock, Ten Dollars ($10.00) par value; and

              WHEREAS, this Corporation has issued only Four Thousand One Hundred (4,100) of said authorized shares; and

              WHEREAS, it is deemed in the best interests of this Corporation to increase the authorized number of shares of stock from Five Thousand (5,000) to Five Hundred Thousand (500,000) and to change the par value per share from Ten Dollars ($10.00) to Ten Cents ($0.10); and

              WHEREAS, it is deemed in the best interest of this Corporation to increase the number of outstanding shares by effecting a split of each outstanding share into One Hundred (100) shares;

              NOW, THEREFORE, BE IT RESOLVED: that Article Four of the Articles of Incorporation is hereby amended to read in full as follows:

              "This corporation is authorized to issue an aggregate of Five Hundred Thousand (500,000) shares of Common Stock, all of one class. The aggregate par value of said shares shall be Fifty Thousand Dollars ($50,000) and the par value of each of said shares shall be Ten Cents ($0.10). Upon the amendment of this article to read as hereinabove set forth, each outstanding share, Ten Dollars ($10.00) par value is split up and converted into One Hundred (100) shares, Ten Cents ($0.10) par value."

         3. That the stockholders of this Corporation have adopted the foregoing resolutions by written consent; that the wording of each of said resolutions is the same as that set forth in Paragraph 2, hereinabove.

         4. That the total number of shares represented by said written consent of shareholders is Four Thousand One Hundred (4,100), and that the total number of shares entitled to vote on or consent to the amendment is Four Thousand One Hundred (4,100).


                                             /s/ Albert L. Nichols, M.D.
                                             ----------------------------------
                                             Albert L. Nichols, M.D., President



                                             /s/ Albert A. Nichols
                                             ----------------------------------
                                             Albert A. Nichols, Secretary

         Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at San Pedro, California, on this 1st day of October, 1974.

                                                    /s/ Albert L. Nichols, M.D.
                                                   ----------------------------
                                                    Albert L. Nichols, M.D.



                                                    /s/ Albert A. Nichols
                                                   ----------------------------
                                                    Albert A. Nichols

                            CERTIFICATE OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                       NICHOLS INSTITUTE FOR ENDOCRINOLOGY
                            A California corporation


                  Albert L. Nichols, M.D. and Albert A. Nichols certify:

         1. That they are the President and Secretary, respectively, of Nichols Institute for Endocrinology, a California corporation (the "Corporation"),

         2. That the By-Laws of the Corporation authorize the Directors to adopt, by unanimous written consent without a meeting, resolutions amending the Articles of Incorporation; and, therefore, by unanimous written consent without a meeting, the Directors did adopt the following resolutions amending the Articles of Incorporation:

                                       I

              "RESOLVED, that Article One of the Articles of Incorporation of this Corporation shall be amended to read in full as follows:

              'The name of this Corporation is:

              NICHOLS INSTITUTE'"

                                       II

              "WHEREAS, Article Four of the Articles of Incorporation of this Corporation presently authorizes Five Hundred Thousand (500,000) shares of common stock, Ten Cent ($.10) par value; and

              WHEREAS, it is deemed in the best interests of this Corporation to increase the authorized number of shares of stock from Five Hundred Thousand (500,000) shares, Ten Cent ($.10) par value, to Five Million (5,000,000) shares of common stock, Ten Cent ($.10) par value; and

              WHEREAS, it is deemed in the best interests of this Corporation to leave each of the issued and outstanding shares of the Corporation unaffected by this change in capitalization;

              NOW, THEREFORE, BE IT RESOLVED, that Article Four of the Articles of Incorporation of this Corporation is hereby amended to read in full as follows:

              'This Corporation is authorized to issue an aggregate of Five Million (5,000,000) shares of Common Stock, all of one class. The aggregate par value of said shares shall be Five Hundred Thousand Dollars ($500,000) and the par value of each of said shares shall be Ten Cents ($.10).'"

                                       III

              "RESOLVED, that Article Five of the Articles of Incorporation of this Corporation be amended to read in full as follows:

              '(a) The number of directors of this Corporation shall be no less than five (5) nor more than eight (8). Within said range, the board of directors shall have the power to fix the exact number of directors; provided, however, that until the board of directors acts to fix such number, the number of directors shall be five (5).

              (b) The names and addresses of the persons who are appointed to act as the first directors of this corporation are:

                  Name                                     Address
                  ----                                     -------

         Albert L. Nichols, M.D.                  2422 Colt Road
                                                  Miraleste, California  90732

         Lillian Nichols                          2422 Colt Road
                                                  Miraleste, California  90732

         Albert A. Nichols                        953 Holly Road
                                                  Inglewood, California   90301

         3. That the stockholders of this Corporation have adopted the foregoing resolutions by written consent; that the wording of each of said resolutions is the same as that set forth in Paragraph 2, hereinabove.

         4. That the total number of shares represented by said written consent of shareholders is Four Hundred Forty Five Thousand Two Hundred Sixty (445,260), and that the total number of shares entitled to vote on or consent to the amendment is Four Hundred Forty Five Thousand Two Hundred Sixty (445,260).

                                             /s/ Albert L. Nichols, M.D.
                                             ----------------------------------
                                             Albert L. Nichols, M.D., President



                                             /s/ Albert A. Nichols
                                             ----------------------------------
                                             Albert A. Nichols, Secretary


         Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at San Pedro, California, on this 30th day of January, 1976.

                                             /s/ Albert L. Nichols, M.D.
                                             ----------------------------------
                                             Albert L. Nichols, M.D.,



                                             /s/ Albert A. Nichols
                                             ----------------------------------
                                             Albert A. Nichols,

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                                NICHOLS INSTITUTE
                            A California Corporation


Albert L. Nichols, M.D. and Victor Rosenblatt certify that:

         1. They are the duly elected and acting President and Assistant Secretary respectively, of said corporation.

         2. The Articles of Incorporation of said corporation shall be amended to read in full as follows:

            Four: The total number of shares which this corporation is authorized to issue is ten million (10,000,000) all of the same class designated "Common Stock" ten cent ($.10) par value per share. Upon the amendment of this Article Four as set forth above, each outstanding share of Common Stock is divided into two shares of Common Stock ten cent ($.10) par value per share.

         3. The foregoing amendment has been approved by the Board of Directors of said corporation.

         4. The foregoing amendment was one which may be adopted with approval by the Board of Directors alone under Corporations Code Section 902(c) because the corporation has no more than one class of shares outstanding and the amendment effects only a stock split and an increase in authorized shares in proportion thereto.

         IN WITNESS WHEREOF, the undersigned have executed this certificate on July 5, 1978.



                                             /s/ Albert L. Nichols, M.D.
                                             ----------------------------------
                                             Albert L. Nichols, M.D.
                                             President


                                             /s/ Victor Rosenblatt
                                             ----------------------------------
                                             Victor Rosenblatt
                                             Assistant Secretary

                               AGREEMENT OF MERGER

                                     BETWEEN

                                NICHOLS INSTITUTE

                                       AND

                   NICHOLS INSTITUTE MERGING CORPORATION NO. 1



         This Agreement of Merger is entered into between NICHOLS INSTITUTE, a California corporation (herein "Surviving Corporation"), and NICHOLS INSTITUTE MERGING CORPORATION NO. 1, a California corporation (herein "Merging Corporation").

         1. Merging Corporation shall be merged into Surviving Corporation.

         2. Each outstanding share of Merging Corporation shall be converted into one share of Surviving Corporation.

         3. Each share of Surviving Corporation outstanding immediately prior to the effectiveness of the merger shall be converted into 1 share of the Common Stock, $.10 par value, of Nichols Institute, a Delaware corporation and the parent company of Merging Corporation.

         4. Upon the effectiveness of the merger Article One of the Articles of Incorporation of Surviving Corporation will be amended to read as follows:

         "The name of this corporation is:

            'NICHOLS INSTITUTE LABORATORIES.'"

         5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

         6. The effect of the merger and the effective date of the merger are as prescribed by law.

         IN WITNESS WHEREOF, the parties have executed this Agreement.

                                                     NICHOLS INSTITUTE


                                                     By /s/ Donald S. Mullins
                                                       -------------------------
                                                        Executive Vice President


                                                     By /s/ Marilyn Hague
                                                       -------------------------
                                                        Assistant Secretary



                                                     NICHOLS INSTITUTE MERGING
                                                     CORPORATION NO. 1


                                                     By /s/ Donald S. Mullins
                                                       -------------------------
                                                        Executive Vice President


                                                     By /s/ Marilyn Hague
                                                       -------------------------
                                                        Assistant Secretary

                              CERTIFICATE OF MERGER
                                       OF
                               NICHOLS INSTITUTE,
                            a California Corporation

         Donald S. Mullins and Marilyn Hague certify that:

         1. They are the duly elected and acting Executive Vice-President and Assistant Secretary, respectively, of said corporation (hereinafter called "this corporation").

         2. This certificate is attached to the Agreement of Merger dated as of August 7, 1981, providing for the merger of this corporation with Nichols Institute Merging Corporation No. 1, a California corporation.

         3. The Agreement of Merger in the form attached hereto has been approved by the board of directors of this corporation.

         4. The principal terms of the Agreement of Merger in the form attached hereto were approved by this corporation by the vote of a number of shares of each class which equaled or exceeded the vote required, such classes, the total number of outstanding shares of each class entitled to vote on the merger and the percentage vote required of each class being as follows:


                                  Total Number
                                 of Outstanding
                                 Shares Entitled
Name of Class                        to Vote                       Vote Required
-------------                    ---------------                   -------------

Common                              1,084,051                        majority



         Dated: August 7, 1981.



                                                     /s/ Donald S. Mullins
                                                     ---------------------------
                                                     Donald S. Mullins
                                                     Executive  Vice-President



                                                     /s/ Marilyn Hague
                                                     ---------------------------
                                                     Marilyn Hague
                                                     Assistant Secretary

         The undersigned, Donald S. Mullins and Marilyn Hague, the Executive Vice-President and Assistant Secretary, respectively, of Nichols Institute, each declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his and her own knowledge.

         Executed at Los Angeles, California on August 7, 1981.



                                                     /s/ Donald S. Mullins
                                                     ---------------------------
                                                     Donald S. Mullins
                                                     Executive  Vice-President



                                                     /s/ Marilyn Hague
                                                     ---------------------------
                                                     Marilyn Hague
                                                     Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION


         DONALD S. MULLINS AND MARILYN HAGUE certify that:

         1. They are the Executive Vice-President and the Assistant Secretary, respectively, of NICHOLS INSTITUTE LABORATORIES, a California corporation.

         2. Article ONE of the Articles of Incorporation of this corporation is amended to read as follows:

            "The name of this corporation is NICHOLS INSTITUTE
            REFERENCE LABORATORIES."

         3. The foregoing Amendment of Articles of Incorporation has been duly approved by the Board of Directors.

         4. The foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 1,000. The number of shares voting in favor of the Amendment equaled or exceeded the vote required.

The percentage vote required was more than 50%.

                                                     /s/ Donald S. Mullins
                                                     ---------------------------
                                                     Donald S. Mullins
                                                     Executive Vice-President



                                                     /s/ Marilyn Hague
                                                     ---------------------------
                                                     Marilyn Hague
                                                     Assistant Secretary

         The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge. Executed at San Juan Capistrano, California on June 23, 1982.

                                                      /s/ Donald S. Mullins
                                                     ---------------------------
                                                      Donald S. Mullins



                                                      /s/ Marilyn Hague
                                                     ---------------------------
                                                      Marilyn Hague

                                                                        A 456526

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                    NICHOLS INSTITUTE REFERENCE LABORATORIES

                                                          ENDORSED
                                                            FILED
                                                  in the office of the Secretary
                                                  of State of the State of
                                                  California

                                                         JAN 26 1995
To The Secretary of State
State of California                                      BILL JONES
                                                     SECRETARY OF STATE


         Pursuant to the General Corporation Law of the State of California, the undersigned officers of the corporation hereinafter named do hereby certify as follows:

1.  The name of the corporation is Nichols Institute Reference Laboratories.

2. Article One of the corporation's Articles of Incorporation is hereby amended so as to read as follows:

          "The name of this corporation is Corning Nichols Institute."

3. The amendment herein provided for has been approved by the corporation's Board of Directors.

4. The amendment herein provided for was approved by the required written consent of the corporation's shareholders in accordance with the provisions of
Section 902 of the General Corporation Law. The corporation's total number of shares of which were outstanding and entitled to vote or to furnish written consent with respect to the amendment herein provided for at the time of the approval thereof is 1,000, all of which are of one class. The percentage vote of the number of the aforesaid outstanding shares which is required to vote or furnish written consent in favor of the amendment herein provided for is 50.1%. The number of the aforesaid outstanding shares which voted or furnished a written consent in favor of the amendment herein provided for is 100%, and the said number exceeded the percentage of the vote or written consent required to approve said amendment.

Signed on January 3, 1996.



                                              /s/      James D. Chambers
                                              ---------------------------------
                                              James D. Chambers, Vice President


                                              /s/      Leo C. Farrenkopf, Jr.
                                              ---------------------------------
                                              Leo C. Farrenkopf, Jr., Secretary



         On this 3rd day of January, 1995, in the Town of Teterboro, in the State of New Jersey, each of the undersigned does hereby declare under the penalty of perjury that he signed the foregoing Certificate of Amendment of Articles of Incorporation in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.


                                              /s/      James D. Chambers
                                              ---------------------------------
                                              James D. Chambers, Vice President


                                              /s/      Leo C. Farrenkopf, Jr.
                                              ---------------------------------
                                              Leo C. Farrenkopf, Jr., Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                            CORNING NICHOLS INSTITUTE


         We, Douglas M. VanOort, the Vice President, and Leo C. Farrenkopf, Jr., the Secretary of Corning Nichols Institute (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of California,

            DO HEREBY CERTIFY:

         1. That we are the Vice President and Secretary, respectively, of the Corporation.

         2. That an amendment to the Articles of Incorporation of the Corporation has been duly approved by the Board of Directors of the Corporation.

         3. The amendment so approved by the Board of Directors is as follows:

            Article ONE of the Articles of Incorporation is hereby deleted in its entirety and the following substituted therefor:

            "ONE:  The name of this Corporation is CORNING NICHOLS INSTITUTE
         INC."

         Article SIX of the Articles of Incorporation is hereby deleted in its entirety and the following substituted therefor:

         "SIX: (a) The liability of the Directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law; provided, that this provision shall not eliminate or limit the liability of a Director (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) for acts or omissions that a Director believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Director, (iii) for any transaction from which a Director derived an improper personal benefit, (iv) for acts or omissions that show a reckless disregard for the Director's duty to the Corporation or its shareholders in circumstances in which the Director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the Corporation or its shareholders, (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Director's duty to the

         Corporation or its shareholders, and (vi) under Section 310 or Section 316 of the California General Corporation Law.

                  (b) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action either in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of California, as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys' fees, judgments, fines, excise taxes pursuant to the Employee Retirement Income Security Act of 1974, as amended, or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to be indemnified conferred in this Article Six shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by the director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is to be rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan), in advance of the final disposition of proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of its Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

                  (c) The indemnification provided by this Article Six shall not limit or exclude any rights, indemnities or limitations of liability to which any person may be entitled, whether as a matter of law, under the By-Laws of the Corporation, by agreement, vote of the stockholders or disinterested directors of the Corporation or otherwise.

                  (d) If a claim under paragraph (b) of this Article Six is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the

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



         Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of California for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of California, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall create a presumption that the claimant has not met the applicable standard of conduct.

                  (e) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of California."

         4. The amendment herein provided for was approved by the shareholders at a duly convened meeting. The Corporation's total number of shares which were outstanding and entitled to vote on said amendment is 1,000, all of which are of one class. The percentage vote of the number of the aforesaid outstanding shares which is required to vote in favor of the amendment is 50.1%. The number of the aforesaid outstanding shares which voted in favor of the amendment is 100%, and said number exceeded the percentage of the vote required to approve said amendment.



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


IN WITNESS WHEREOF, each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge, on this 18th day of September, 1995 in the Town of Teterboro, State of New Jersey.



                                                     /s/ Douglas M. VanOort
                                                     --------------------------
                                                     Douglas M. VanOort
                                                     Vice President



                                                     /s/ Leo C. Farrenkopf, Jr.
                                                     --------------------------
                                                     Leo C. Farrenkopf, Jr.
                                                     Secretary

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